UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

nCoat, Inc.
(Exact name of registrant as specified in its charter)

Date of Report (Date of earliest event reported): April 15, 2008

Delaware	333-121660	98-0375406
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7237 Pace Drive
P.O. Box 38
Whitsett, NC 27377
(Address of principal executive offices)

Registrant's telephone number, including area code (336) 447-2000

 (Former name and address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 15, 2008, the Company issued a press release relating to the delay in its filing of its Annual Report for the year ended December 31, 2007. The press release is attached hereto as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

99.1	Press Release dated April 15, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008	nCoat, Inc.

By: /s/ Paul S. Clayson
Name: Paul S. Clayson
Title: Chief Executive Officer